                       NOTICE OF GUARANTEED DELIVERY FOR
                      PLANET HOLLYWOOD INTERNATIONAL, INC.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Planet Hollywood International, Inc. (the "Company") made
pursuant to the Prospectu, dated       , 1998 (the "Prospectus"), and the
enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent (as defined) prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to United States Trust Company of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

      DELIVERY TO: UNITED STATES TRUST COMPANY OF NEW YORK, EXCHANGE AGENT
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                  BY MAIL:                                 BY OVERNIGHT COURIER:
---------------------------------------------  ---------------------------------------------
         United States Trust Company                    United States Trust Company
                 of New York                                    of New York
                P.O. Box 844                             770 Broadway, 13th Floor
               Cooper Station                               New York, NY 10003
           New York, NY 10276-0844              Attn: Corporate Trust Operations Department
 (registered or certified mail recommended)

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                  BY HAND:                                     BY FACSIMILE:
---------------------------------------------  ---------------------------------------------
         United States Trust Company                      Fax No. (212) 420-6152
                 of New York                         (For Eligible Institutions Only)
          111 Broadway, Lower Level                        Confirm by telephone:
             New York, NY 10006                        Telephone No. (800) 548-6565
       Attn: Corporate Trust Services
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    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

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
Principal Amount of Old Notes Tendered:        If Old Notes will be delivered by book-entry
$ ----------------------------------           transfer to The Depository Trust Company,
                                               provide account number.
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Certificate Nos. (if available):

----------------------------------

Total Principal Amount Represented by Old
Notes Certificate(s):

$__________________________________  Account
Number_____________________________________
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    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                      PLEASE SIGN HERE

X
    Signature(s) of Owner(s) or                Date
    Authorized Signatory
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Area Code and Telephone Number: ________________________________________________

Must be signed by the holder(s) of Old Notes as the name(s) of such holder(s) appear(s) on the Old Notes certificate(s) or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

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
                            PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):
Capacity:
Address(es):
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                                   GUARANTEE

The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within five business days after the Expiration Date.

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
                Name of Firm                               Authorized Signature
                   Address                                         Title
                                                                   Name:
                  Zip Code                                (Please Type or Print)
           Area Code and Tel. No.:                                Dated:
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NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.